Exhibit 99.2

Exhibit 99.2 Jacque, Diplomat Patient Second Quarter 2019 Operating Results August 9, 2019 Copyright © 2019 by Diplomat Pharmacy Inc. Diplomat is a registered trademark of Diplomat Pharmacy Inc. All rights reserved.

NON-GAAP INFORMATION We define Adjusted EBITDA as net income (loss) before interest expense, income taxes, depreciation and amortization, share-based compensation, change in fair value of contingent consideration and other merger and acquisition-related expenses, restructuring and impairment charges, and certain other items that we do not consider indicative of our ongoing operating performance (which are itemized in the reconciliation to net income (loss) that can be found in the Appendix to this presentation). Adjusted EBITDA is not in accordance with, or an alternative to, accounting principles generally accepted in the United States (“GAAP”). In addition, this non-GAAP measure is not based on any comprehensive set of accounting rules or principles. You should be aware that in the future we may incur expenses that are the same as or similar to some of the adjustments in the presentation, and we do not infer that our future results will be unaffected by unusual or non-recurring items. FORWARD-LOOKING STATEMENTS CONTINUED The forward-looking statements contained in this presentation are based on management’s good-faith belief and reasonable judgment based on current information. These statements are qualified by important risks and uncertainties, many of which are beyond our control, that could cause our actual results to differ materially from those forecasted or indicated by such forward-looking statements. These risks and uncertainties include: our ability to adapt to changes or trends within the specialty pharmacy industry; a significant increase in competition from a variety of companies in the health care industry; significant and increasing pricing pressure from third party payors, resulting in continuing margin compression and adversely impacting contract profitability and creating the potential that we will elect not to continue to participate in certain pharmacy provider networks; possibility of client losses and/or the failure to win new business; declining gross margins in the PBM industry; shifts in pharmacy mix toward lower margin drugs; the ability to identify and consummate strategic alternatives that yield additional value for shareholders; the timing, benefits and outcome of the Company’s strategic alternatives review process, including the determination of whether or not to pursue or consummate any strategic alternative; the structure, terms and specific risks and uncertainties associated with any potential strategic transaction; potential disruptions in our business and the stock price as a result of our exploration, review and pursuit of strategic alternatives or the public announcement thereof and any decision or transaction resulting from such review, including potential disruptions with respect to our employees, vendors, clients and customers; supply disruption of any of the specialty drugs we dispense; potential for contracting at reduced rates to win new business or secure renewal business; the dependence on key employees and effective succession planning and managing recent turnover among key employees; potential disruption to our workforce and operations due to cost savings and restructuring initiatives; disruption in our operations as we implement a new operating system within our Specialty segment; risks and uncertainties from fluctuations in pharmaceutical prices; our ability to expand the number of specialty drugs we dispense and related services; maintaining existing patients; increasing consolidation in the healthcare industry; complying with complex and evolving requirements and changes in state and federal government regulations, including Medicare and Medicaid; current or proposed legislative and regulatory policies designed to manage healthcare costs or alter healthcare financing practices; the amount of direct and indirect remuneration fees, as well as the timing of assessing such fees and the methodology used to calculate such fees; the outcome of material legal proceedings; our relationships with wholesalers and key pharmaceutical manufacturers; bad publicity about, or market withdrawal of, specialty drugs we dispense; revenue concentration of the top specialty drugs we dispense; managing our growth effectively; our ability to drive volume through a refreshed marketing strategy in traditional specialty pharmacy; our capability to penetrate the fragmented infusion market; the success of our strategy in the PBM industry; failure to effectively differentiate our products and services in the PBM market place; our debt service obligations; maintaining compliance with our amended credit facility covenants; increased financing and other costs; our inability to remediate present material weaknesses, and to identify and remediate future material weaknesses, in our disclosure controls and procedures and internal control over financial reporting, which could impair our ability to produce accurate and timely financial statements; the effect of any future impairments to our goodwill or other intangible assets on our net (loss) income and EPS, and the underlying reasons for such impairment; investments in new business strategies and initiatives, including with respect to data and analytics capabilities, could disrupt our ongoing business and present risks not originally contemplated; tax matters and imposition of new taxes; and the additional factors set forth in “Risk Factors” in Diplomat’s most recent Annual Report on Form 10-K and in subsequent reports filed with or furnished to the Securities and Exchange Commission. Except as may be required by any applicable laws, Diplomat assumes no obligation to publicly update such forward-looking statements, which are made as of the date hereof or the earlier date specified herein, whether as a result of new information, future developments, or otherwise. We consider Adjusted EBITDA to be a supplemental measures of our operating performance. We present Adjusted EBITDA because it is used by our Board of Directors and management to evaluate our operating performance. Adjusted EBITDA is also used as a factor in determining incentive compensation, for budgetary planning and forecasting overall financial and operational expectations, for identifying underlying trends, and for evaluating the effectiveness of our business strategies. Further, we believe it assists us, as well as investors, in comparing performance from period-to-period on a consistent basis. Other companies in our industry may calculate Adjusted EBITDA differently than we do and these calculations may not be comparable to our Adjusted EBITDA. A reconciliation of Adjusted EBITDA, a non-GAAP measure, to net income (loss) as prepared in accordance with GAAP can be found in the Appendix to this presentation. INDUSTRY AND MARKET DATA Certain information in this presentation concerning our industry and the markets in which we operate is derived from publicly available information released by third-party sources, including independent industry and research organizations, and management estimates. Management estimates are derived from publicly available information released by independent industry and research analysts and other third-party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data and our knowledge of such industry and markets, which we believe to be reasonable. We believe the data from these third-party sources is reliable. In addition, projections, assumptions, and estimates of the future performance of the industry in which we operate and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, as discussed in Diplomat’s reports filed with the Securities and Exchange Commission. These and other factors could cause results to differ materially from those expressed in the estimates made by these third-party sources. FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give current expectations or forecasts of future events or our future financial or operating performance, and may include Diplomat’s expectations regarding revenues, net (loss) income, Adjusted EBITDA, EPS, the strategic alternatives review process and potential transactions that may be identified and explored as a result of such review process, market share, new business and contract wins, the expected benefits and performance of business and growth strategies, impact of operational improvement initiatives and results of operational and capital expenditures 2 Disclaimers

 Opening Remarks Brian Griffin, Chairman and CEO Copyright © 2019 by Diplomat Pharmacy Inc. Diplomat is a registered trademark of Diplomat Pharmacy Inc. All rights reserved.

$1.3B (-9%) Revenue $19M (-55%) Adjusted EBITDA1 • • • • • • Strong growth in infusion Impact of generics Payer reimbursement compression Volume deterioration in certain therapy classes Previously announced PBM contract losses & pricing concessions Reimbursement compression Lower earned rebates and retention in PBM Slower ramp of cost-savings • • 1 A reconciliation of Adjusted EBITDA, a non-GAAP measure, to net income (loss), as prepared in accordance with GAAP can be found in the Appendix to this presentation. 4 2Q 2019 Highlights

JACQUE DIPLOMAT PATIENT Infrastructure Employees Specialty Pharmacy Solutions Manufacturer Services Infusion Innovation 5 PBM Putting Patients First

 Financial Results Dan Davison, CFO Copyright © 2019 by Diplomat Pharmacy Inc. Diplomat is a registered trademark of Diplomat Pharmacy Inc. All rights reserved.

2Q18 2Q19 Revenue: $1.4B Revenue: $1.3B Adjusted EBITDA1: $43M Adjusted EBITDA1: $19M GAAP Net Loss: ($4.0M) GAAP Net Loss2: ($159M) GAAP EPS2: ($2.13) GAAP EPS: ($0.05) 1. A reconciliation of Adjusted EBITDA, a non-GAAP measure, to net income (loss), as prepared in accordance with GAAP can be found in the Appendix to this presentation. 2.Includes $85M in impairments of goodwill and definite-lived intangible assets related to Specialty and $56M in impairments of goodwill and definite-lived intangible assets related to the PBM. 7 2Q 2019 Financial Results Summary

Specialty PBM Revenue: $1.2B Net Sales/Rx: $5,162 Revenue: $90M Rx volume*: 942,000 Gross margin: 5.2% Gross profit/Rx: $264 Gross margin: 10.7% Gross profit/Rx: $10 Rx volume: 235,000 * Adjusted to 30-day equivalent, where a 90-day prescription is counted as three 30-day prescriptions filled. 8 2Q 2019 Segment Details

Maximum Total Net Leverage Ratio2 Amended terms became effective August 6, 2019, supporting financial flexibility. Minimum Interest Coverage Ratio3 Diplomat agreed to permanently reduce its revolving line of credit from $250M to $200M. 1. Please refer to our Current Report on Form 8-K filed with the Securities and Exchange Commission on August 9, 2019 for additional detailed information. As of 1Q 2021 the total net leverage ratio steps down to 4.00x, consistent with the original credit agreement. As of 1Q 2021 the interest coverage ratio steps up to 3.00x, consistent with the original credit agreement. 2. 3. 9 OriginalAmended 3Q 2019 2.75x 2.50x 4Q 20193.00 2.25 1Q 2020 3.00 2.25 2Q 2020 3.00 2.375 3Q 2020 3.00 2.375 4Q 2020 3.00 2.375 OriginalAmended 3Q 2019 5.5x 6.0x 4Q 20195.5 6.75 1Q 2020 5.0 6.75 2Q 2020 5.0 6.50 3Q 2020 4.56.25 4Q 2020 4.56.00 Snapshot of Credit Facility Covenant Modifications1

Total Revenue Total Adjusted EBITDA1 $87M–$93M $4.7B–$5.0B Specialty Revenue PBM Revenue GAAP Net Income GAAP EPS ($201M)–($191M) $4.4B–$4.6B $325M–$375M ($2.69)–($2.55) 1. A reconciliation of Adjusted EBITDA, a non-GAAP measure, to net income (loss), as prepared in accordance with GAAP can be found in the Appendix to this presentation. 10 Revised 2019 Full-Year Outlook

Headwinds Payer reimbursement pressure Tailwinds New core specialty and infusion contract awards Narrowing of specialty pharmacy networks Data & analytics monetization Specialty pharmacy member channel management Uptake of new and existing generics and biosimilars New indications for existing products PBM contract losses New branded product launches PBM contract renewal repricing Access to limited-distribution drugs Moderating brand inflation Operating efficiency initiatives, including enterprise-wide reorganization savings Near-term cost of growth investments 11 2019 Key Headwinds and Tailwinds

 Appendix Supplemental Financial Information Copyright © 2019 by Diplomat Pharmacy Inc. Diplomat is a registered trademark of Diplomat Pharmacy Inc. All rights reserved.

For the three months ended June 30, For the six months ended June 30, 2019 2018 2019 2018 (dollars in thousands) (unaudited) Net loss Depreciation Amortization Interest expense Income tax expense EBITDA $ (159,462) 1,641 18,423 10,170 434 $ (3,964) 1,590 22,629 10,392 1,740 $ (173,763) 3,325 38,133 20,385 1,053 $ (4,414) 3,116 45,054 20,819 871 $ (128,794) $ 32,387 $ (110,867) $ 65,446 Contingent consideration and other merger and acquisition expense Share-based compensation expense Employer payroll taxes - option repurchases and exercises Restructuring and impairment charges Severance and related fees Other items Adjusted EBITDA $ 82 4,283 14 141,891 1,809 (7) $ 3,122 6,961 63 - 611 (440) $ 387 7,855 73 142,524 2,421 (7) $ 5,123 10,122 141 - 1,950 (440) $ 19,278 $ 42,704 $ 42,386 $ 82,342 13 Reconciliation of Net Loss to Adjusted EBITDA

Reconciliation of GAAP to Adjusted EBITDA (dollars in thousands) (unaudited) Range Low High Net loss attributable to Diplomat Pharmacy, Inc. Depreciation and amortization Interest expense 1 Income tax expense EBITDA $ (201,167) 75,500 42,000 2,000 $ (190,617) 74,500 41,000 1,500 $ (81,667) $ (73,617) Contingent consideration and other merger and acquisition expense Share-based compensation expense Employer payroll taxes - option repurchases and exercises Restructuring and impairment charges Severance and related fees Other items Adjusted EBITDA $ 2,000 19,500 150 142,524 4,500 (7) $ 1,500 18,500 100 142,524 4,000 (7) $ 87,000 $ 93,000 1. Cash interest is expected to be $37 to $36 million between the low-and high-range respectively. 14 Revised 2019 Full-Year Outlook: GAAP to Non-GAAP Reconciliation

As of June 30, 2019 As of December 31, 2018 (dollars in thousands) (unaudited) Borrowings on line of credit Term Loan A Term Loan B Contingent consideration Cash Net Debt1 125,000 138,750 320,000 6,838 (5,771) 176,300 142,500 322,000 6,895 (9,485) 584,817 638,210 1 Net debt is defined as total debt including contingent consideration less cash and equivalents. 15 Supplemental Information: Net Debt1